UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

☒ Definitive Additional Materials

[_] Soliciting Material under Rule 14a-12

CARVER BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:
....................................................................
2)	Aggregate number of securities to which transaction applies:
....................................................................

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
....................................................................
4)	Proposed maximum aggregate value of transaction:
....................................................................
5)	Total fee paid:
....................................................................

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
....................................................................
2)	Form, Schedule or Registration Statement No.:
....................................................................
3)	Filing Party:
....................................................................
4)	Date Filed:
....................................................................

CARVER BANCORP, INC. REVOCABLE PROXY

75 WEST 125TH STREET

NEW YORK, NEW YORK 10027

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

CARVER BANCORP, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 13, 2005

The undersigned stockholder of Carver Bancorp, Inc. hereby appoints Margaret D. Peterson and Roy Swan, or either one of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of the common stock of Carver Bancorp, Inc. held of record by the undersigned on July 26, 2005 at the Annual Meeting of Stockholders (the “Annual Meeting”)

to be held at 10:00 a.m. on September 13, 2005 or at any adjournment or postponement thereof.

The undersigned hereby revokes all prior proxies.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF PROPERLY SIGNED, BUT NO DIRECTION IS GIVEN, THIS

PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES LISTED IN ITEM 1 AND

“FOR” THE PROPOSAL IN ITEM 2.

PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT

PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR INTERNET

USING THE INSTRUCTIONS GIVEN ON THE REVERSE SIDE OF THIS PROXY.

TO VOTE BY MAIL, PLEASE DETACH HERE

Please mark

vote as

indicated in

this example X

1. Election of Directors to a Three Year Term.

Nominees: 01) Carol Baldwin Moody

02) Edward E. Ruggiero

03) Strauss Zelnick

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME IN THE

SPACE PROVIDED.

2. Ratification of the appointment of KPMG LLP as independent auditors for the fiscal year ending March 31, 2006.

If any other matters properly come before the Annual

Meeting, including, among other things, a motion to adjourn

or postpone the Annual Meeting to another time and/or

place for the purpose of soliciting additional proxies or

otherwise, the persons named in the Proxy will vote on

such matters using their best judgment. As of the date of

the Proxy Statement for the Annual Meeting, management

of the Company is not aware of any such business.

I WILL ATTEND THE ANNUAL MEETING

The undersigned hereby acknowledges receipt of the

Notice of Annual Meeting of Stockholders and the Proxy

Statement for the Annual Meeting.

Signature(s)

Title

Date: , 2005

Please sign exactly as your name appears on this proxy.

Joint Owners should each sign personally. If signing as

attorney, executor, administrator, trustee or guardian,

please include your full title. Corporate or partnership

proxies should be signed by an authorized officer.

TO VOTE BY MAIL, PLEASE DETACH HERE

FOR AGAINST ABSTAIN

VOTE BY TELEPHONE OR INTERNET

QUICK	EASY	IMMEDIATE

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE: Call Toll Free On a Touch-Telephone 1-800-730-7859. There is NO CHARGE to you for this call.

Item 1: To vote FOR all nominees, press 1; To WITHHOLD from all nominees, press 9; To WITHHOLD from an individual nominee, press 0.

Item 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

VOTE BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/cny

IF YOU VOTE BY PHONE OR INTERNET—DO NOT MAIL THE PROXY CARD.

THANK YOU FOR VOTING.

OPTION A: To vote as the Board of Directors recommends on ALL proposals; Press 1.

OPTION B: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES IN ITEM 1 AND “FOR” THE PROPOSAL IN ITEM 2.

FOR all

Nominees

WITHHOLD for

all Nominees

CARVER FEDERAL SAVINGS BANK

August 11, 2005

Dear Plan Account Holder:

The Carver Federal Savings Bank (“Bank”) 401(k) Savings Plan (“401(k) Plan”) has a related trust (“Employer Stock Fund Trust”) which holds common stock (“Common Stock”) of Carver Bancorp, Inc. (“Company”). HSBC Bank USA, as the directed trustee of the 401(k) Plan Employer Stock Fund Trust (“Employer Stock Fund Trustee”), is therefore a shareholder of the Company and may vote on matters presented for shareholder action at the Company’s Annual Meeting of Stockholders scheduled to be held on September 13, 2005 (“Annual Meeting”).

The Employer Stock Fund Trust provides that in casting its votes at the Annual Meeting, the Employer Stock Fund Trustee is to follow directions given by the 401(k) Plan Committee (“Committee”). The committee in turn follows instructions provided by participants, former participants and beneficiaries of deceased former participants (“Participants”) with respect to the Common Stock attributable to their accounts in the Employer Stock Fund as of July 26, 2005.

The records for the 401(k) Plan indicate that you are among the Participants who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction (“Voting Instruction”) and returning it in the envelope provided to IVS Associates, Inc. (“IVS”). The Voting Instruction lets you give instructions for each matter expected to be presented for shareholder action at the Annual Meeting. The Committee expects IVS to tabulate the instructions given on a confidential basis and to provide the Committee with only the final results of the tabulation. The final results will be used by the Committee in directing the Employer Stock Fund Trustee.

The voting of the Common Stock held by the 401(k) Plan Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Committee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and directing the Employer Stock Fund Trustee. The remainder of this letter describes the voting procedures which the Committee expects to follow for the Annual Meeting.

How your voting instruction counts depends on whether it was anticipated that the matter being voted upon would be presented for shareholder action at the Annual Meeting; whether you had an interest in the Employer Stock Fund Trust on the proper date; and how large your interest was, as follows:

ANTICIPATED PROPOSALS

In general, the Employer Stock Fund Trustee will vote the number of shares of Common Stock (if any) held by the Employer Stock Fund Trust and attributable as of July 26, 2005 to your individual account under the 401(k) Plan according to the instructions specified on the Voting Instruction. In general, if you do not file the Voting Instruction by September 3, 2005, the number of shares attributable to your account will be voted FOR or AGAINST each proposal identified on the Voting Instruction in the same proportions as instructions to cast votes FOR or AGAINST such proposal are given with respect to shares attributable to the accounts of Participants who do file Voting Instructions. In addition, if you do not file the Voting Instruction by September 3, 2005, or if you ABSTAIN as to a proposal, your instructions will not count in voting any Common Stock attributable to Participants’ accounts for which no voting instructions have been received. Each individual’s instructions for such purposes are weighted according to the number of shares of Common Stock attributable to all individuals’ accounts for which instructions to vote FOR or AGAINST have been received. Notwithstanding the foregoing, the Committee may be required to instruct the Employer Stock Fund Trustee to vote the Common Stock for which no instructions have been received in a different manner, if it determines such a vote to be in the best interests of Participants, in accordance with the legal requirements of ERISA.

UNANTICIPATED PROPOSALS

It is possible, although very unlikely, that proposals other than those specified on the Voting Instruction will be presented for shareholder action at the Annual Meeting. If this should happen, the Employer Stock Fund Trustee will be instructed to vote upon such matters in its discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

Your interest in the Employer Stock Fund Trust offers you the opportunity to participate, as do the Company’s shareholders, in decisions that affect the future of the Company and the Bank, and we encourage you to take advantage of it. To help you decide how to complete the Voting Instruction, enclosed is a copy of the Proxy Statement and Annual Report that is being furnished to all holders of Common Stock in connection with the Annual Meeting. Please complete, sign and return your Voting Instruction today. Your instructions are important regardless of the size of your interest in the Common Stock held by the 401(k) Plan.

If you have questions regarding the terms of the 401(k) Plan or the Voting Instruction, please call the Human Resources Department of the Bank at (212) 360-8830.

Sincerely,

401(k) PLAN COMMITTEE OF

CARVER FEDERAL SAVINGS BANK

Enclosures

CARVER BANCORP, INC.

CONFIDENTIAL VOTING INSTRUCTION

This Instruction is solicited by the 401(k) Plan Committee of Carver Bancorp, Inc. as named fiduciary for the Carver Federal Savings Bank 401(k) Savings Plan (“401(k) Plan”) for the Annual Meeting of Stockholders of Carver Bancorp, Inc. to be held on September 13, 2005.

The undersigned participant, former participant or beneficiary of a deceased former participant in the 401(k) Plan (the “Instructor”) hereby provides the voting instructions hereinafter specified to HSBC Bank (USA), as the trustee of the 401(k) Plan Employer Stock Fund Trust (“401(k) Plan Trustee”), which instructions will be taken into account by the 401(k) Plan Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the “Shares”) of Carver Bancorp, Inc. (“Carver”) which are held “by the 401(k) Plan Trustee, in its capacity as 401(k) Plan Trustee, as of July 26, 2005 (the “Record Date”) at the September 13, 2005 Meeting of Stockholders of Carver (the “Annual Meeting”) to be held at The Studio Museum of Harlem, 144 West 125th Street, New York, New York at 10:00 a.m., or at any adjournment or postponement thereof. As to the proposals listed below, which are more particularly described in the Proxy Statement dated August 11, 2005, the 401(k) Plan Trustee will vote the common stock of Carver Bancorp, Inc. held by the 40l(k) Plan Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated August 11, 2005. As to other matters which may properly come before the Annual Meeting, the 401(k) Plan Trustee will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

The instruction set forth below will be taken into account as described above in directing the 401(k) Plan Trustee how to vote the Shares of Carver held by it as of the Record Date, in its capacity as Trustee, provided this instruction is filed with IVS Associates, Inc. by September 3, 2005.

PLEASE, MARK YOUR INSTRUCTIONS ON THIS VOTING INSTRUCTION, SIGN AND DATE IT AND RETURN IT IN THE ENCLOSED ENVELOPE.

IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSAL IN ITEM 2.

_______________________

Participant

PLEASE MARK YOUR CHOICE LIKE THIS ☒ IN BLUE OR BLACK INK.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN ITEM 1 AND “FOR” THE PROPOSAL IN ITEM 2 .
1.

Election of Directors to a Three-Year Term.

Nominees:

Carol Baldwin Moody,

Edward B. Ruggiero, and

Strauss Zelnick

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME IN THE SPACE PROVIDED.
_____________________________________________

FOR all  Nominees [_]

WITHHOLD for all Nominees [_]

If any other matters properly come before the Annual Meeting including, among other things, a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies or otherwise, the 401(k) Plan Trustee will vote on such matters in such a manner as shall be determined by a majority of the Board of Directors. As of the date of the Proxy Statement for the Annual Meeting, management of the Company is not aware of any such other such business.

2.	Ratification of the appointment of KPMG LLP as independent auditors for the fiscal year ending March 31, 2006. FOR AGAINST ABSTAIN* [_] [_] [_]
Participant

The undersigned hereby instructs the 401(k) Plan Trustee to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt of the letter from the Committee dated August 11, 2005, a Notice of Annual Meeting of Stockholders of Carver Bancorp., Inc., a Proxy Statement for the Annual Meeting, and an Annual Report for the fiscal year ended March 31, 2005.

_________________________________________________

_________________________________________________                                  Signature

______________________________
                                     Title

Dated:  ___________________________,  2005

Please date and sign exactly as your name appears on this instruction and return in the enclosed envelope. If acting as an attorney, executor, administrator, trustee, guardian or otherwise, please so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer. If shares are held jointly, each shareholder named should sign.

* For purposes of directing the voting of the Shares for which no instructions are received, abstentions will be disregarded.